SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 9, 2006
NEXTERA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25995	95-4700410

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Exeter Plaza,
699 Boylston Street, Boston,
Massachusetts 02116
(Address of Principal Executive Offices)

(617) 262-0055
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.02 Results of Operations and Financial Condition.
Item 2.03 Creation of a Direct Financial Obligation of a Registrant
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
     On March 9, 2006, the registrant (as parent company and guarantor) and W Lab Acquisition Corp., or WLab, a wholly owned subsidiary of the registrant (as borrower) entered into a secured credit agreement, or the Credit Agreement, with NewStar Financial, Inc. (as administrative agent) and the lenders party thereto from time to time. The new facilities under the Credit Agreement consist of a five-year $10 million term loan, which was fully drawn at closing, and a four-year $5 million revolving credit facility, of which $3 million was drawn at closing.
     Under the Credit Agreement, the term loan and the revolving credit facility bear interest at the London Interbank Offered Rate (LIBOR) plus 3.75 percent or bank base rate plus 2.5 percent, as selected by WLab, with the rate subject to adjustment after delivery of the registrant’s financial statements for the year ended December 31, 2006, based on the registrant’s consolidated adjusted leverage ratio. Outstanding borrowings under the term loan must be repaid in 19 quarterly payments, commencing September 30, 2006. The repayments in 2006 and 2007 are each in the amount of $250,000, in 2008 $312,500, in 2009 $437,500, in 2010 $812,500, with a final payment on March 31, 2011, the maturity date of the term loan, of $2,250,000. The maturity date for the revolving credit facility is March 31, 2010. The commitment fee on the revolving credit facility is payable quarterly at a rate of 0.50% of the unused amount of the revolving credit facility per annum.
     The new credit facilities are guaranteed, under a guaranty agreement, by the registrant, WLab and all of the direct and indirect domestic subsidiaries of WLab and the registrant from time to time (other than Nextera Business Performance Solutions Group, Inc., Nextera Canada Co. and Nextera Economics, Inc.), referred to in this report as the Subsidiary Guarantors. In addition, the registrant, WLab and the Subsidiary Guarantors are party to a security agreement and a pledge agreement, which create security and pledge interests with respect to substantially all present and future property of the registrant, WLab and the Subsidiary Guarantors.
     Proceeds from the term loan borrowing and the initial drawing under the revolving credit facility were used by WLab to fund, in part, the cash portion of the purchase price for the acquisition of substantially all of the assets of Woodridge Labs, Inc. (see further Item 7.01 below), to pay in full the promissory note of Woodridge Labs, Inc. assumed by WLab as part of the asset purchase transaction, and to pay transaction fees and expenses. The revolving credit facility can also be used for general corporate purposes, including working capital and potential acquisitions.
     Under the Credit Agreement, the registrant and WLab are subject to certain limitations, including limitations on their ability: to incur additional debt or sell assets, with restrictions on the use of proceeds; to make certain investments and acquisitions; to grant liens; and to pay dividends and make certain other restricted payments. In addition, WLab will be required to prepay principal amounts outstanding under certain circumstances if it issues debt or equity, sells assets or property, receives certain extraordinary receipts or generates excess cash flow. The Credit Agreement also contains certain restrictive financial covenants, including minimum consolidated EBITDA, maximum consolidated leverage ratio, minimum fixed charge coverage ratio, maximum consolidated capital expenditures and maximum corporate overhead.
     Upon the occurrence of certain events of default, WLab’s obligations under the Credit Agreement may be accelerated and the lending commitments terminated. Such events of default include: (i) the failure of WLab to pay principal or interest when due, (ii) WLab’s breach or failure to perform any of the covenants or obligations set forth in the Credit Agreement, which for certain covenants and obligations is subject to a 30-day cure period, (iii) the acceleration of certain other indebtedness of WLab, (iv) a filing of a petition in bankruptcy by WLab, (v) the entry of a judgment or a court order against WLab in excess of certain specified dollar thresholds, (vi) a reduction below certain levels in the ownership or economic interests of Mounte LLC (our majority stockholder), Joseph Millin, Scott Weiss and Woodridge Labs, Inc. in the aggregate or (vii) Mr. Millin ceasing to be a member of the registrant’s board of directors or the chief executive office of WLab prior to March 9, 2010, except for certain specified reasons.
     The description of the Credit Agreement, the guaranty agreement, the security agreement and the pledge agreement contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Credit Agreement, the guaranty agreement, the security agreement and the pledge agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.
Item 2.02 Results of Operations and Financial Condition.
     On March 9, 2006, the registrant issued a press release announcing its financial results for the year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

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     In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 2.03 Creation of a Direct Financial Obligation of a Registrant
     The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.
Item 7.01 Regulation FD Disclosure
     On March 9, 2006, the registrant issued a press release announcing the acquisition of substantially all of the assets of Woodridge Labs, Inc. A copy of the press release is furnished herewith as Exhibit 99.2.
     The information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

Exhibit No.	Description
10.1	Credit Agreement dated as of March 9, 2006 by and among Nextera Enterprises, Inc., W Lab Acquisition Corp. and NewStar Financial, Inc. (as administrative agent).
10.2	Guaranty Agreement dated as of March 9, 2006 by and among Nextera Enterprises, Inc., W Lab Acquisition Corp. and NewStar Financial, Inc. (as administrative agent).
10.3	Security Agreement dated as of March 9, 2006 by and among Nextera Enterprises, Inc., W Lab Acquisition Corp. and NewStar Financial, Inc. (as administrative agent).
10.4	Pledge Agreement dated as of March 9, 2006 by and among Nextera Enterprises, Inc., W Lab Acquisition Corp. and NewStar Financial, Inc. (as administrative agent).
99.1	Press Release dated March 9, 2006.
99.2	Press Release dated March 9, 2006.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTERA ENTERPRISES, INC.

Date: March 9, 2006	By:	/s/ MICHAEL P. MULDOWNEY

Michael P. Muldowney Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Credit Agreement dated as of March 9, 2006 by and among Nextera Enterprises, Inc., W Lab Acquisition Corp. and NewStar Financial, Inc. (as administrative agent).
10.2	Guaranty Agreement dated as of March 9, 2006 by and among Nextera Enterprises, Inc., W Lab Acquisition Corp. and NewStar Financial, Inc. (as administrative agent).
10.3	Security Agreement dated as of March 9, 2006 by and among Nextera Enterprises, Inc., W Lab Acquisition Corp. and NewStar Financial, Inc. (as administrative agent).
10.4	Pledge Agreement dated as of March 9, 2006 by and among Nextera Enterprises, Inc., W Lab Acquisition Corp. and NewStar Financial, Inc. (as administrative agent).
99.1	Press Release dated March 9, 2006.
99.2	Press Release dated March 9, 2006.